SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  October 4, 1996
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)

North Carolina                      1-10646                   56-1688522
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(State of Incorporation)     (Commission File Number)  (IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:           (919) 977-4400
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                                                                  N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.




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Item 2.  Acquisition or Disposition of Assets:
On October 1, 1996, Centura Banks, Inc. ("Centura") completed its purchase of 49% interest in First Greensboro Home Equity Corporation ("First Greensboro"). First Greensboro, a privately owned company specializing in alternative lending for homeowners and homebuyers, retains controlling interest of the company. A press release is attached as Exhibit 99.1.




Item 5.  Other Events:
On October 3, 1996, Centura announced earnings for the three month and nine month periods ending September 30, 1996. Excluding the impact of the one-time special SAIF assessment, net income for the third quarter was $17.3 million and fully-diluted earnings per share was $.74. The one-time special assessment impacted net income by $4.2 million after the effect of income taxes resulting in net income of $13.0 million and fully earnings per share of $.56 for the three months ended September 30, 1996 compared to $15.9 million and $.65, respectively, for the comparable 1995 quarter.

Excluding the special assessment, net income increased to $49.7 million or $2.13 per fully-diluted share for the nine months ended September 30, 1996. After the special assessment, net income was $45.5 million compared to $45.0 million for the same period of 1995 and earnings per fully-diluted share increased 3 cents over the comparable nine months to $1.95. A press release is attached as Exhibit 99.2







Item 7.  Financial statements and Exhibits.
The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: October 4, 1996                       By:      /s/ Frank L. Pattillo
                                                     Frank L. Pattillo
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX

                                                              Sequential
                                                                 Page
Exhibit               Description of Exhibit                    Number
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99.1              Press release dated October 1, 1996             5
99.2              Press release dated October 3, 1996             7




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